10.2 Amendment to Investment Agreement

                                  AMENDMENT TO
                          THE HARTCOURT COMPANIES, INC.
 INVESTMENT AGREEMENT DATED ON OR ABOUT NOVEMBER 3, 1999 AND RELATED AGREEMENTS

This Amendment (the "Amendment") to (i) the Investment Agreement (the "Investment Agreement") the Registration Rights Agreement (the "Registration Rights Agreement"), and Transfer Agent Instructions (the "Transfer Agent Instructions"), each by and between The Hartcourt Companies, Inc., a corporation duly organized and existing under the laws of the State of Utah (the "Company"), and Swartz Private Equity, LLC (the "Investor") is entered into by and between the Company and the Investor.

                                    RECITALS

WHEREAS, the Company and the Investor entered into to the Investment Agreement, the Registration Rights Agreement and the Transfer Agent Instructions (collectively, the "Equity Line Agreements") on or about November 3, 1999; and

WHEREAS, the Company and the Investor believe that it is in the best interest of the Company and the Holder to amend the terms of the Equity Line Agreements on the terms and conditions described in this Amendment.


                                      TERMS

NOW THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the parties hereby agree as follows:

I.   AMENDMENTS.

     A.  AMENDMENTS TO INVESTMENT AGREEMENT.

         (a) MAXIMUM OFFERING AMOUNT. The definition of "Maximum Offering Amount" is hereby amended to mean Thirty Five Million Dollars ($35,000,000).

         (b) MAXIMUM PUT DOLLAR AMOUNT. The definition of "Maximum Put Dollar Amount" is hereby deleted in its entirety and the following is hereby inserted in its place:

         "Maximum Put Dollar Amount" shall mean the lesser of (i) the Company Designated Maximum Put Dollar Amount, if any, specified by the Company in a Put Notice, and (ii) $X, where "X" shall equal $2 million if the Closing Bid Price of the Company's Common Stock on the Business Day immediately preceding the date of the applicable Advance Put Notice is less than $10, and "X" shall equal $5 million if the Closing Bid Price of the Company's Common Stock on the Business Day immediately preceding the date of the applicable Advance Put Notice is greater than or equal to $10.

         (c) SECTION 2.3.1. In the Second Paragraph of Section 2.3.1, the phrase "not to exceed $2,000,000" is hereby deleted in its entirety and the following is hereby inserted in its place:

         "not to exceed the applicable Maximum Put Dollar Amount."
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     B.  AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT.

         (a) MAXIMUM OFFERING AMOUNT. . In the first Recital paragraph, the phrase "up to Twenty Five Million Dollars ($25,000,000)" is hereby deleted in its entirety and the following is hereby inserted in its place:

         "up to Thirty Five Million Dollars ($35,000,000)"

         (b) SECTION 2.2. In Section 2.2, the phrase "at least Twenty Five Million (25,000,000) shares" is hereby deleted in its entirety and the following is hereby inserted in its place:

         "at least Fifteen Million (15,000,000) shares"

     C. TRANSFER AGENT INSTRUCTIONS. In the first paragraph, the phrase "up to Twenty Five Million Dollars ($25,000,000)" is hereby deleted in its entirety and the following is hereby inserted in its place:

         "up to Thirty Five Million Dollars ($35,000,000)"

II.  MISCELLANEOUS.

     A. SUCCESSORS AND ASSIGNS. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

     B. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the principles of conflicts of laws, except for matters arising under the U.S. Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, which matters shall be governed by and construed in accordance with such laws.

     C. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     D. TITLES AND SUBTITLES. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

     E. AMENDMENT AND WAIVERS. Any term of this Amendment may be amended and the observance of any term of this Amendment may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

     F. SEVERABILITY. If one or more provisions of this Amendment are held to be unenforceable in accordance with applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

III. REMAINDER OF AGREEMENTS. Other than as amended hereby or by any other amendments to the Equity Line Agreements, the terms and provisions of the Equity Line Agreements shall remain the same.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                                THE HARTCOURT COMPANIES



                                                By: /S/ Alan Phan
                                                    ----------------------------
                                                Name: Alan Phan
                                                     ---------------------------
                                                Title: CEO
                                                       -------------------------

                                                SWARTZ PRIVATE EQUITY, LLC



                                                By: /S/ Eric S. Swartz
                                                    ----------------------------
                                                Eric S. Swartz, Manager